Consolidated Statements of Loss and Other Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Consolidated Statements of Loss and Other Comprehensive Loss
Revenues	$ 35	$ 35
Expenses:
Research and development	26,119	7,185
Research tax credits	(710)	(653)
Research and development, net of tax credits	25,409	6,532
General and administrative	8,726	3,409
Total operating expenses	34,135	9,941
Loss from operating activities	(34,100)	(9,906)
Finance income	1,520	746
Finance costs	(1,886)	(5)
Net finance (loss) income (note 11)	(366)	741
Change in fair value of contingent consideration receivable (note 14)		81
Net loss and total comprehensive loss for the year	$ (34,466)	$ (9,084)
Loss per share (note 13)
Basic and diluted (per share)	$ (0.73)	$ (0.27)